SUPPLEMENT TO THE PROSPECTUS

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders scheduled for June 22, 1999, shareholders of the Fund will be asked to approve a proposal to change the investment management fee for the Fund, which is currently calculated by adding a group fee to a specific fee, to a new specific fee at the annual rate of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.



To be attached to the cover page of the Class A and Class Y Prospectus of:

     United Gold & Government Fund, Inc.
     United International Growth Fund, Inc. dated September 30, 1998 United New Concepts Fund, Inc. dated June 30, 1998

This Supplement is dated March 4, 1999.

NUS 2100C